UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 24, 2011
Date of Report (date of earliest event reported)

EAST WEST BANCORP, INC.
 (Exact name of registrant as specified in its charter)
Commission file number 000-24939

Delaware	95-4703316
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101
(Address of principal executive offices including zip code)

(626) 768-6000
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (e)     On May 24, 2011, East West Bancorp, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders of the Company approved the following material changes to the Company’s 1998 Stock Incentive Plan, as amended (the “Incentive Plan”):

•	Increase the amount of shares available for grant by an additional 4,000,000 shares;
•	Extend the duration of the Incentive Plan so that no awards shall be made after June 25, 2017, and no common shares shall be issued under the Incentive Plan after June 25, 2027;
•	Include a definition of “change of control” in the Incentive Plan;
•	Modify the Incentive Plan such that all awards issued under the Incentive Plan, regardless of type, shall count as one share against the aggregate number of common shares issuable;
•	Modify vesting such that only performance-based awards shall have a minimum vesting of one (1) year (subject to limited exceptions); and
•	Simplify the definition of “Pricing Date” in the Incentive Plan.

A complete description of the Incentive Plan is included with the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2011 (the “Proxy Statement”), which description is incorporated herein by reference. A copy of the Incentive Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

The following are the voting results of each matter submitted to the Company’s stockholders at the Annual Meeting. The proposals below are described in detail in the Proxy Statement. At the Annual Meeting, all ten nominees for director were elected to the Company’s Board of Directors and the Company’s stockholders approved proposals to (i) ratify the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for 2011, (ii) approve the Incentive Plan, (iii) approve the Company’s executive compensation as set forth in the Proxy Statement, and (iv) determine the frequency of the vote on executive compensation.

1.	Election of the following ten nominees to the Company’s Board of Directors:

	Votes Cast For	Withheld	Votes Abstained	Broker Non-Votes
Iris S. Chan	120,501,198	202,599	N/A	12,598,114
Rudolph I. Estrada	108,441,150	12,262,647	N/A	12,598,114
Julia S. Gouw	117,951,339	2,752,458	N/A	12,598,114
Paul H. Irving	120,466,113	237,684	N/A	12,598,114
Andrew S. Kane	119,858,583	845,214	N/A	12,598,114
John Lee	117,036,721	3,667,076	N/A	12,598,114
Herman Y. Li	117,923,864	2,779,933	N/A	12,598,114
Jack C. Liu	117,278,794	3,425,003	N/A	12,598,114
Dominic Ng	116,193,251	4,510,546	N/A	12,598,114
Keith W. Renken	118,424,394	2,279,403	N/A	12,598,114

2.	Ratification of the appointment of KPMG, LLP, as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2011.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
133,208,287	70,330	23,294	0

3.	Approval the East West Bancorp Inc. 1998 Stock Incentive Plan, as amended.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
93,323,068	27,313,804	66,925	12,598,114

4.	Approval of compensation paid to named executive officers.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
118,479,700	2,096,137	127,960	12,598,114

5.	Frequency of the advisory vote on executive compensation.

Votes for Every One Year	Votes for Every Two Years	Votes for Every Three Years	Votes Abstained	Broker Non-Votes
96,703,491	295,638	23,563,820	140,848	12,598,114

Based upon the recommendations of the Company’s Board of Directors and its Nominating/Corporate Governance Committee, and the vote of the Company’s stockholders, the Company has decided to include a stockholder advisory vote on the compensation of the Company’s named executive officers in its proxy materials annually.

Item 9.01       Financial Statements and Exhibits.

(d)	Exhibit

10.1	1998 Stock Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAST WEST BANCORP, INC.

Date: May 26, 2011	By: /s/ Douglas P. Krause
Douglas P. Krause, Esq.,
Executive Vice President and General Counsel

Exhibit Index

Exhibit	Title

10.1	1998 Stock Incentive Plan, as amended.